UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 30, 2007

SAXON ASSET SECURITIES COMPANY (as Depositor under the Pooling and Servicing Agreement, dated as of April 1, 2007, providing for the issuance of Mortgage Loan Asset Backed Certificates, Series 2007-2)

         Saxon Asset Securities Company
(Exact Name of Registrant as Specified in its Charter)

Virginia	333-131712	54-1810895
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4860 Cox Road Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 967-7400

                     No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01. Other Events

The Registrant registered issuances of Mortgage Loan Asset Backed Certificates, Series 2007-2 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by Registration Statement on Form S-3 (Registration File No. 333-131712) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $828,036,000 in aggregate principal amount of Class A-1, Class A-2a, Class A-2b, Class A-2c, Class A-2d, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class OC, Class P and Class R Certificates (the “Certificates”) of its Mortgage Loan Asset Backed Certificates, Series 2007-2 on April 30, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated April 26, 2006, as supplemented by the Prospectus Supplement, dated April 25, 2007 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and certain other agreements executed in connection with the issuance of the Certificates.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, dated as of April 1, 2007, among Saxon Asset Securities Company, as Depositor, Saxon Mortgage Services, Inc., as Servicer and Deutsche Bank National Trust Company, as Trustee. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two groups of certain conventional, first and second lien, fixed and adjustable rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $870,703,726 as of April 1, 2007, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Sales of Securities and Use of Proceeds.

On April 30, 2007, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class OC	$42,667,726
Class P	$1,000.00
Class R	N/A

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

Item 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

4.1
Pooling and Servicing Agreement, dated as of April 1, 2007, among Saxon Asset Securities Company, as Depositor, Saxon Mortgage Services, Inc., as Servicer, and Deutsche Bank National Trust Company, as Trustee.

99.1
Swap Agreement, dated as of April 30, 2007, including schedule to the master agreement, credit support annex and confirmation, between Morgan Stanley Capital Markets, Inc. and Deutsche Bank National Trust Company, not in its individual capacity but solely as trustee of the Saxon Asset Securities Trust 2007-2 Supplemental Interest Trust.

99.2
Cap Agreement, dated as of April 30, 2007, including schedule to the master agreement, credit support annex and confirmation, between Morgan Stanley Capital Markets, Inc. and Deutsche Bank National Trust Company, not in its individual capacity but solely as Trustee of the Saxon Asset Securities Trust 2007-2 Supplemental Interest Trust.

99.3	Sales Agreement, dated as of April 1, 2007, between Saxon Asset Securities Company and Saxon Funding Management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAXON ASSET SECURITIES COMPANY

By: /s/ Ernest G. Bretana
        Name: Ernest G. Bretana
        Title: Executive Vice President

Dated:   May 11, 2007

EXHIBIT INDEX

Exhibit No.	Description	Page No.

4.1
Pooling and Servicing Agreement, dated as of April 1, 2007, among Saxon Asset Securities Company, as Depositor, Saxon Mortgage Services, Inc., as Servicer, and Deutsche Bank National Trust Company, as Trustee.

99.1
Swap Agreement, dated as of April 30, 2007, including schedule to the master agreement, credit support annex and confirmation, between Morgan Stanley Capital Markets, Inc. and Deutsche Bank National Trust Company, not in its individual capacity but solely as trustee of the Saxon Asset Securities Trust 2007-2 Supplemental Interest Trust.

99.2
Cap Agreement, dated as of April 30, 2007, including schedule to the master agreement, credit support annex and confirmation, between Morgan Stanley Capital Markets, Inc. and Deutsche Bank National Trust Company, not in its individual capacity but solely as Trustee of the Saxon Asset Securities Trust 2007-2 Supplemental Interest Trust.

99.3	Sales Agreement, dated as of April 1, 2007, between Saxon Asset Securities Company and Saxon Funding Management.